Exhibit 21.1

JDS UNIPHASE CORPORATION

WHOLLY-OWNED SUBSIDIARIES

JDSU Label, LLC

(Incorporated in California, USA)

Uniphase FSC

(Incorporated in California, USA)

E20 Communications Inc

(Incorporated in Delaware, USA)

JDS Uniphase Asia Holdings, Inc.

(Incorporated in Delaware, USA)

JDSU Norwood LLC

(Incorporated in Delaware, USA)

Optical Coating Laboratory, Inc.

(Incorporated in Delaware, USA)

SDL Optics, Inc.

(Incorporated in Delaware, USA)

SDL Piri, Inc.

(Incorporated in Delaware, USA)

JDSU Optical Corporation

(Incorporated in Massachusetts, USA)

Ramar Corporation

(Incorporated in Massachusetts, USA)

Opkor, Inc.

(Incorporated in New York, USA)

JDS Fitel (Barbados) Inc.

(Incorporated in Barbados)

Celetra Holding Company

(Denmark)

JDS Uniphase Inc.

(Incorporated in Canada)

JDS Uniphase Canada Ltd.

(Incorporated in Canada)

JDS Uniphase Nova Scotia Company

(Incorporated in Canada)

JDS Uniphase Technology, Limited

(Incorporated in Cayman Islands)

JDS Uniphase (Shenzhen) Limited

(Incorporated in China)

Flex Co., Ltd.

(Incorporated in China)

JDS Uniphase France, S.A.S.

(Incorporated in France)

JDS Uniphase Photonics GmbH

(Incorporated in Germany)

JDS Uniphase GmbH

(Incorporated in Germany)

Optical Coating Laboratory Gmbh

(Incorporated in Germany)

JDS Uniphase Asia Ltd.

(Incorporated in Hong Kong)

JDS Uniphase (Israel) Limited

(Incorporated in Israel)

JDS Uniphase Italia srl

(Incorporated in Italy)

JDS Uniphase Asia K.K.

(Incorporated in Japan)

JDS Uniphase Netherlands B.V.

(Incorporated in Netherlands)

JDS Uniphase Singapore Pte Limited

(Incorporated in Singapore)

JDS Uniphase Holdings Limited

(Incorporated in United Kingdom)

JDS Uniphase UK Limited

(Incorporated in United Kingdom)

Photonic Power Systems Inc.

(a California corporation)

Lightwave Electronics Corporation

(a California corporation)

Lightwave Electronics GmbH

(a Germany company)

ExoGenesis Biomedical Technology

(a Delaware corporation)

JDSU Singapore Pte Ltd

(a Singapore company)

Advanced Digital Optics, Inc.

(a California corporation)